UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-5482

DWS High Income Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/07

ITEM 1.            REPORT TO STOCKHOLDERS

NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS High Income Trust

Ticker Symbol: KHI

Contents

click here Performance Summary

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Other Information

click here Dividend Reinvestment Plan

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Additional Information

Investments in funds involve risk. Yields and market value will fluctuate. Investing in emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund invests in lower-quality and non-rated securities which present greater risk of loss of principal and interest than higher-quality securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond investment, can decline and the investor can lose principal value. Leverage results in additional risks and can magnify the effect of any losses. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is an initial public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Returns and rankings based on net asset value during all periods shown reflect fee reductions. Without these fee reductions, returns and rankings would have been lower.

Average Annual Total Returns as of 11/30/07
DWS High Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	.93%	5.38%	12.38%	5.25%
Based on Market Price(a)	-12.02%	-4.15%	8.06%	3.31%
Credit Suisse High Yield Index(b)	3.81%	6.02%	11.22%	6.19%
Lipper Closed-End High Current Yield Funds (Leveraged) Category(c)	-4.46%	3.68%	14.46%	4.14%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Market Price
	As of 11/30/07	As of 11/30/06
Net Asset Value	$ 5.43	$ 5.90
Market Price	$ 4.91	$ 6.12

Prices and net asset value fluctuate and are not guaranteed.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.
Distribution Information
Twelve Months as of 11/30/07: Income Dividends	$ .53
November Income Dividend	$ .0440
Current Annualized Distribution Rate (Based on Net Asset Value) as of 11/30/07+	9.72%
Current Annualized Distribution Rate (Based on Market Price) as of 11/30/07+	10.75%
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Lipper Rankings — Closed-End High Current Yield Funds (Leveraged) Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	37	74
3-Year	9	of	32	28
5-Year	14	of	24	56
10-Year	1	of	14	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Management Review

DWS High Income Trust

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS High Income Trust. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary Sullivan, CFA

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

In the following interview, Portfolio Manager Gary Sullivan discusses the recent market environment and DWS High Income Trust's strategy during the 12-month period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the high-yield bond market perform during the annual period?

A: High-yield bonds delivered a positive performance during the past year. The asset class, as measured by the fund's benchmark, the Credit Suisse High Yield Index, produced a gain of 3.81%.1 In comparison, the broader bond market — as gauged by the Lehman Brothers US Aggregate Index — returned 6.05%.2 These numbers, while positive, obscure the fact that the bulk of the gains came in the first half of the period, during which the Credit Suisse High Yield Index gained 6.53%. This interval was marked by both solid fundamentals for the high-yield asset class and a high appetite for risk among investors.

The second half of the annual period proved more challenging. Rising defaults in the subprime mortgage sector led to fears of a liquidity squeeze during July and August, shutting down most areas of the US credit market. The sharp increase in investors' risk aversion led to a sudden shortage of buyers, sending prices plummeting and yields soaring. July, in fact, marked the worst performance for high yield in five years. New issuance came to a standstill as well, leading to the least active market since August of 2002. The extent of the downturn was reflected in the spike of the yield spread between high-yield bonds and US Treasuries. While the average yield spread during the past 12-month period was 372 basis points (one basis point equals 0.01%), the spread climbed as high as 462 basis points during August.3

1 Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.
2 The Lehman Brothers US Aggregate Index is an unmanaged, unleveraged, market-value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
3 Source: Credit Suisse. The long-term historical spread is based upon the average monthly yield spread of the Credit Suisse High Yield Index from January 31, 1986 to October 31, 2007. The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields.

The market regained traction once the US Federal Reserve Board (the Fed) cut its federal funds target by a larger-than-expected half point on September 18, then cut rates by a quarter point on October 31. (The federal funds rate is the overnight rate charged by banks when they borrow money from each other.) The shift in Fed policy resulted in an improvement in investor sentiment, a restoration of inflows from retail investors and a revival of new issuance. The fund's benchmark, the Credit Suisse High Yield Index, rose 2.23% in September and 0.78% in October on the strength of this improved backdrop, helping it recover much of the ground it lost during the summer downturn.

This recovery proved short-lived, however, as the revival of concerns about the subprime segment in November raised fears that the US economy would experience a recession in 2008. The Credit Suisse High Yield Index declined 1.86% during the month, and its spread hit a 12-month high of 575 basis points.

Q: How did the fund perform?

A: The fund returned 0.93% at net asset value during the annual period, which compares with a return of 3.81% for its benchmark and the -4.46% average return of the 37 funds in its Lipper peer group, Closed-End High Current Yield Funds.4 The November 30, 2007 NAV per share was $5.43, compared with $5.90 twelve months ago.

4 Lipper's Closed-End High Current Yield Funds (Leveraged) Category represents funds that aim at a high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, can use leverage and tend to invest in lower-grade debt issues. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End High Current Yield Funds (Leveraged) Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

The fund's share, or market, price as quoted on the New York Stock Exchange, returned -12.02% for the period to close at $4.91 per share. (Performance is calculated based on the reinvestment of dividends.) The fund's market price stood at $6.12 twelve months ago. The market price discount of the shares, as a percentage of NAV, was approximately 10% on November 30, 2007. (Past performance is no guarantee of future results. Please see pages 3 through 4 for complete performance information.)

The fund maintained a leverage position throughout the period, meaning that we used borrowed money as permitted by the fund's loan agreement. At the close of the period, the portfolio was approximately 24.4% leveraged, meaning that the fund borrowed against approximately $57 million of total portfolio assets. In employing leverage, the fund uses a secured loan to raise money in the commercial paper market at short-term interest rates, then invests the proceeds in longer-term securities.

Q: What individual securities helped and hurt performance?

A: Consistent with the fund's bottom-up approach, individual security selection was the primary driver of its return. A notable contribution to performance came from an underweight in housing and real estate development issues, an area of the market that underperformed.5 Specific contributors in this sector included our decisions to underweight Realogy Corp. and hold no exposure in Technical Olympic USA. Also aiding performance was the fund's overweight position in the integrated natural gas company Williams Companies, Inc., which received upgrades from the major ratings agencies, as well as lack of exposure to Delphi Corp., which lagged the benchmark. Telenet Group Holding NV*, a cable operator based in the Netherlands, added to returns due to the company's decision to make a tender offer — at a premium — for its outstanding debt.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Other top contributors included Resorts International Ltd.; Dex Media, whose bonds were called at a premium; the cable company IESY; the aluminum rolled products producer Novelis Inc., whose bonds we sold at a gain after the company was purchased by the Indian metals concern Hindalco; and Kansas City Southern Railway Co., which is experiencing business and revenue growth with its strategic cross-border and intra-Mexico routes.

Key detractors included a position in Alliance Mortgage, a mortgage originator that filed for Chapter 11 bankruptcy due to a lack of bank funding, as well as an overweight in homebuilder K. Hovnanian Enterprises, Inc., whose bonds lost ground amid concerns about the US housing market. In addition, the fund was hurt by its lack of exposure to Calpine, which outperformed, as well as its overweight position in the bonds of the gaming company Tropicana Entertainment LLC.

Q: What is your view on the high-yield market as a whole?

A: We believe the recent sell-off in high-yield bonds, despite its dramatic nature, was largely technical in nature. The fundamentals of the asset class remain positive, with low default rates, strong cash flows for high-yield issuers and solid global growth. As of November 30, 2007, Moody's 12-month rolling default rate was well below its historical average and lower than its 1.82% level of one year ago — and we do not expect a meaningful increase in defaults until late 2008 or possibly 2009.6 Another positive for the asset class is the Fed's most recent interest rate cuts. The recent market volatility also should force long-overdue improvements in deal structures, such as the addition of better covenant protection.7 Finally, we see high-yield bonds as being more fairly valued, and possibly undervalued, following the increase in yield spreads.

* As of November 30, 2007, the position was sold.
6 Source: Moody's Investors Service.
7 A covenant is a promise in a formal debt agreement that certain activities will or will not be carried out by the borrower (in this case, the bond issuer). The purpose of a covenant is to give the lender (the bond investor) more security. Stronger covenant protection implies a higher level of security in the contract.

Despite these positive factors, we remain cautious in our approach given the size of the upcoming new issue calendar — which can negatively affect prices by increasing supply — and the increased volatility in equities. As a result, we anticipate a more risk-conscious environment in which the avoidance of downside in specific issues should prove critical to outperformance. We believe a bottom-up, research-driven strategy will prove essential to navigating this uncertain backdrop.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/07	11/30/06

Corporate Bonds	90%	97%
Senior Loans	6%	—
Cash Equivalents	3%	1%
Other Investments	1%	1%
Government & Agency Obligations	—	1%
	100%	100%
Bond Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/07	11/30/06

Consumer Discretionary	23%	25%
Financials	14%	13%
Materials	12%	14%
Industrials	12%	10%
Energy	10%	9%
Telecommunication Services	8%	8%
Utilities	8%	9%
Health Care	6%	3%
Information Technology	4%	5%
Consumer Staples	3%	3%
Sovereign Bonds	—	1%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/07	11/30/06

BBB	1%	4%
BB	18%	19%
B	50%	50%
Below B	25%	23%
Not Rated	6%	4%
	100%	100%

Asset allocation, bond diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Interest Rate Sensitivity	11/30/07	11/30/06

Effective Maturity	8.2 years	7.4 years
Duration	5.0 years	5.4 years

Interest rate sensitivity is subject to change. Duration shown does not account for the leverage position of the Fund.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Principal Amount ($)(a)	Value ($)

Corporate Bonds 120.6%
Consumer Discretionary 28.3%
AAC Group Holding Corp., 14.75%, 10/1/2012 (PIK)	386,288	363,111
Affinia Group, Inc., 9.0%, 11/30/2014	705,000	627,450
AMC Entertainment, Inc., 8.0%, 3/1/2014	1,055,000	999,612
American Achievement Corp., 8.25%, 4/1/2012	205,000	199,875
American Media Operations, Inc., Series B, 10.25%, 5/1/2009 (b)	280,000	249,200
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017	475,000	429,875
8.0%, 3/15/2014	200,000	192,000
Ashtead Holdings PLC, 144A, 8.625%, 8/1/2015 (b)	340,000	295,800
Burlington Coat Factory Warehouse Corp., 11.125%, 4/15/2014	410,000	362,850
Cablevision Systems Corp., Series B, 9.644%**, 4/1/2009	220,000	223,300
Caesars Entertainment, Inc., 8.875%, 9/15/2008	460,000	469,200
CanWest MediaWorks LP, 144A, 9.25%, 8/1/2015 (b)	345,000	335,513
Carrols Corp., 9.0%, 1/15/2013	200,000	184,500
Charter Communications Holdings LLC:
Series B, 10.25%, 9/15/2010	640,000	630,400
10.25%, 9/15/2010	2,145,000	2,118,187
11.0%, 10/1/2015 (b)	2,032,000	1,767,840
Cirsa Capital Luxembourg, 144A, 7.875%, 7/15/2012 EUR	260,000	346,134
Cooper-Standard Automotive, Inc., 8.375%, 12/15/2014 (b)	280,000	232,400
CSC Holdings, Inc.:
7.25%, 7/15/2008	365,000	365,913
7.875%, 12/15/2007	1,180,000	1,180,000
Series B, 8.125%, 7/15/2009	1,300,000	1,313,000
Series B, 8.125%, 8/15/2009	735,000	742,350
Denny's Corp. Holdings, Inc., 10.0%, 10/1/2012	135,000	133,650
Dollar General Corp., 144A, 10.625%, 7/15/2015 (b)	415,000	377,650
Dollarama Group LP, 144A, 11.16%**, 8/15/2012	315,000	311,850
EchoStar DBS Corp.:
6.625%, 10/1/2014	590,000	597,375
7.125%, 2/1/2016	450,000	468,562
Fontainebleau Las Vegas Holdings LLC, 144A, 10.25%, 6/15/2015	580,000	513,300
Foot Locker, Inc., 8.5%, 1/15/2022	135,000	124,706
French Lick Resorts & Casinos LLC, 144A, 10.75%, 4/15/2014	1,455,000	1,047,600
General Motors Corp.:
7.2%, 1/15/2011	1,340,000	1,246,200
7.4%, 9/1/2025	365,000	271,013
8.375%, 7/15/2033	920,000	763,600
Goodyear Tire & Rubber Co., 11.25%, 3/1/2011	3,065,000	3,264,225
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015	410,000	401,800
Group 1 Automotive, Inc., 8.25%, 8/15/2013 (b)	200,000	197,000
Hanesbrands, Inc., Series B, 8.784%**, 12/15/2014	610,000	600,850
Hertz Corp.:
8.875%, 1/1/2014	985,000	985,000
10.5%, 1/1/2016	225,000	232,875
Idearc, Inc., 8.0%, 11/15/2016	2,045,000	1,912,075
Indianapolis Downs LLC, 144A, 11.0%, 11/1/2012	265,000	258,375
ION Media Networks, Inc., 144A, 11.493%**, 1/15/2013	385,000	382,112
Isle of Capri Casinos, Inc., 7.0%, 3/1/2014	620,000	530,100
Jacobs Entertainment, Inc., 9.75%, 6/15/2014	650,000	637,000
Jarden Corp., 7.5%, 5/1/2017	340,000	306,000
Kabel Deutschland GmbH, 10.625%, 7/1/2014	225,000	235,125
Lamar Media Corp., 144A, 6.625%, 8/15/2015	265,000	251,750
Liberty Media LLC:
5.7%, 5/15/2013 (b)	60,000	56,400
8.25%, 2/1/2030	500,000	477,587
8.5%, 7/15/2029 (b)	675,000	661,326
Majestic Star Casino LLC, 9.5%, 10/15/2010	75,000	72,188
Mediacom Broadband LLC, 8.5%, 10/15/2015	30,000	26,700
MediMedia USA, Inc., 144A, 11.375%, 11/15/2014	205,000	211,150
Metaldyne Corp.:
10.0%, 11/1/2013	325,000	274,625
11.0%, 6/15/2012 (b)	145,000	97,875
MGM MIRAGE:
6.0%, 10/1/2009	308,000	304,920
6.75%, 9/1/2012	170,000	164,688
8.375%, 2/1/2011 (b)	365,000	373,212
Michaels Stores, Inc., 10.0%, 11/1/2014	285,000	280,725
MTR Gaming Group, Inc., Series B, 9.75%, 4/1/2010	705,000	705,000
Norcraft Holdings/Capital, Step-up Coupon, 0% to 9/1/2008, 9.75% to 9/1/2012	1,130,000	1,017,000
OSI Restaurant Partners, Inc., 144A, 10.0%, 6/15/2015	475,000	378,812
Penske Automotive Group, Inc., 7.75%, 12/15/2016	1,030,000	978,500
Pinnacle Entertainment, Inc., 8.75%, 10/1/2013 (b)	425,000	433,500
Quebecor Media, Inc., 144A, 7.75%, 3/15/2016	270,000	251,775
Quebecor World, Inc., 144A, 9.75%, 1/15/2015	330,000	262,350
Quiksilver, Inc., 6.875%, 4/15/2015	555,000	492,562
Reader's Digest Association, Inc., 144A, 9.0%, 2/15/2017	260,000	213,200
Sabre Holdings Corp., 8.35%, 3/15/2016	375,000	328,125
Seminole Hard Rock Entertainment, Inc., 144A, 8.194%**, 3/15/2014	475,000	456,000
Shingle Springs Tribal Gaming Authority, 144A, 9.375%, 6/15/2015	335,000	328,300
Simmons Co.:
Step-up Coupon, 0% to 12/15/2009, 10.0% to 12/15/2014	1,345,000	1,062,550
7.875%, 1/15/2014	270,000	252,450
Sinclair Television Group, Inc., 8.0%, 3/15/2012 (b)	208,000	212,160
Sirius Satellite Radio, Inc., 9.625%, 8/1/2013	615,000	595,012
Six Flags, Inc., 9.75%, 4/15/2013	190,000	138,700
Sonic Automotive, Inc., Series B, 8.625%, 8/15/2013	405,000	400,444
Station Casinos, Inc., 6.5%, 2/1/2014 (b)	835,000	676,350
Toys "R" Us, Inc., 7.375%, 10/15/2018	345,000	263,925
Travelport LLC:
9.875%, 9/1/2014	170,000	171,700
10.246%**, 9/1/2014	315,000	308,700
11.875%, 9/1/2016 (b)	170,000	180,200
Trump Entertainment Resorts, Inc., 8.5%, 6/1/2015 (b)	890,000	705,325
United Components, Inc., 9.375%, 6/15/2013	70,000	68,950
Unity Media GmbH, 144A, 10.375%, 2/15/2015	260,000	262,600
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	1,585,000	1,474,050
UPC Holding BV:
144A, 7.75%, 1/15/2014 EUR	395,000	543,194
144A, 8.0%, 11/1/2016 EUR	195,000	268,159
Vitro SAB de CV:
8.625%, 2/1/2012 (b)	270,000	251,100
9.125%, 2/1/2017	550,000	512,875
Series A, 11.75%, 11/1/2013 (b)	155,000	160,425
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	305,000	305,000
XM Satellite Radio, Inc., 9.75%, 5/1/2014 (b)	810,000	810,000
Young Broadcasting, Inc., 8.75%, 1/15/2014	1,940,000	1,416,200
		49,564,892
Consumer Staples 4.4%
Alliance One International, Inc., 8.5%, 5/15/2012	205,000	198,850
Del Laboratories, Inc., 8.0%, 2/1/2012	335,000	332,488
Delhaize America, Inc.:
8.05%, 4/15/2027	115,000	125,643
9.0%, 4/15/2031	923,000	1,096,594
General Nutrition Centers, Inc., 10.009%**, 3/15/2014 (PIK)	470,000	446,500
Harry & David Holdings, Inc., 10.621%**, 3/1/2012	315,000	299,250
North Atlantic Trading Co., 144A, 10.0%, 3/1/2012	1,616,750	1,519,745
Pierre Foods, Inc., 9.875%, 7/15/2012	235,000	171,550
Pilgrim's Pride Corp., 7.625%, 5/1/2015	170,000	166,600
Rite Aid Corp., 7.5%, 3/1/2017	680,000	612,000
Smithfield Foods, Inc., 7.75%, 7/1/2017 (b)	475,000	460,750
Tereos Europe SA, 144A, 6.375%, 4/15/2014 EUR	140,000	178,187
Viskase Companies, Inc., 11.5%, 6/15/2011	2,160,000	2,160,000
		7,768,157
Energy 9.6%
Belden & Blake Corp., 8.75%, 7/15/2012	1,845,000	1,863,450
Chaparral Energy, Inc., 8.5%, 12/1/2015	485,000	429,225
Chesapeake Energy Corp.:
6.25%, 1/15/2018	260,000	245,050
6.875%, 1/15/2016	1,414,000	1,389,255
7.75%, 1/15/2015	175,000	178,500
Cimarex Energy Co., 7.125%, 5/1/2017	340,000	333,200
Delta Petroleum Corp., 7.0%, 4/1/2015	915,000	768,600
Dynegy Holdings, Inc.:
6.875%, 4/1/2011 (b)	130,000	124,800
8.375%, 5/1/2016	760,000	730,550
Energy Partners Ltd., 9.75%, 4/15/2014	335,000	319,925
Frontier Oil Corp., 6.625%, 10/1/2011	300,000	297,750
Mariner Energy, Inc.:
7.5%, 4/15/2013	275,000	261,250
8.0%, 5/15/2017	275,000	259,875
OPTI Canada, Inc.:
144A, 7.875%, 12/15/2014	525,000	511,875
144A, 8.25%, 12/15/2014	410,000	403,850
Plains Exploration & Production Co., 7.0%, 3/15/2017	205,000	194,750
Quicksilver Resources, Inc., 7.125%, 4/1/2016	265,000	255,725
Sabine Pass LNG LP:
7.25%, 11/30/2013	105,000	101,063
7.5%, 11/30/2016	1,145,000	1,082,025
Stone Energy Corp., 6.75%, 12/15/2014	1,170,000	1,082,250
Tennessee Gas Pipeline Co., 7.625%, 4/1/2037	340,000	377,357
Tesoro Corp., 6.5%, 6/1/2017	540,000	533,250
VeraSun Energy Corp., 144A, 9.375%, 6/1/2017 (b)	270,000	221,400
Whiting Petroleum Corp.:
7.0%, 2/1/2014	405,000	392,850
7.25%, 5/1/2012	585,000	573,300
7.25%, 5/1/2013 (b)	135,000	131,625
Williams Companies, Inc.:
8.125%, 3/15/2012	1,265,000	1,378,850
8.75%, 3/15/2032	1,695,000	2,046,712
Williams Partners LP, 7.25%, 2/1/2017	335,000	343,375
		16,831,687
Financials 18.2%
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015	1,065,000	852,000
Ashton Woods USA LLC, 9.5%, 10/1/2015	1,060,000	742,000
Buffalo Thunder Development Authority, 144A, 9.375%, 12/15/2014	200,000	180,000
CEVA Group PLC, 144A, 8.5%, 12/1/2014 EUR	330,000	410,358
Conproca SA de CV, Series REG S, 12.0%, 6/16/2010	1,850,000	2,039,625
E*TRADE Financial Corp.:
7.375%, 9/15/2013	650,000	482,625
7.875%, 12/1/2015	1,020,000	739,500
8.0%, 6/15/2011	810,000	619,650
Eaton Vance Corp., CDO II, Series C-X, 13.68%, 7/15/2012*	5,087,851	0
Ford Motor Credit Co., LLC:
7.25%, 10/25/2011	2,660,000	2,401,318
7.375%, 10/28/2009	4,950,000	4,686,655
7.875%, 6/15/2010	1,295,000	1,202,013
7.993%**, 1/13/2012	315,000	274,475
GMAC LLC:
6.875%, 9/15/2011	5,035,000	4,399,090
8.0%, 11/1/2031	790,000	670,286
Hawker Beechcraft Acquisition Co., LLC:
144A, 8.5%, 4/1/2015	670,000	673,350
144A, 8.875%, 4/1/2015 (PIK)	635,000	627,062
144A, 9.75%, 4/1/2017	510,000	515,100
Hexion US Finance Corp., 9.75%, 11/15/2014	410,000	440,750
Hub International Holdings, Inc., 144A, 9.0%, 12/15/2014	270,000	243,000
Inmarsat Finance II PLC, Step-up Coupon, 0% to 11/15/2008, 10.375% to 11/15/2012	395,000	380,187
iPayment, Inc., 9.75%, 5/15/2014	365,000	348,575
KAR Holdings, Inc.:
144A, 8.75%, 5/1/2014 (b)	380,000	351,500
144A, 10.0%, 5/1/2015	275,000	249,562
Local TV Finance LLC, 144A, 9.25%, 6/15/2015 (PIK)	345,000	326,887
New ASAT (Finance) Ltd., 9.25%, 2/1/2011	405,000	311,850
Nuveen Investments, Inc., 144A, 10.5%, 11/15/2015	670,000	661,625
Petroplus Finance Ltd.:
144A, 6.75%, 5/1/2014	360,000	334,800
144A, 7.0%, 5/1/2017	335,000	308,200
Pinnacle Foods Finance LLC, 144A, 9.25%, 4/1/2015	270,000	244,350
Realogy Corp., 144A, 12.375%, 4/15/2015 (b)	270,000	176,850
Residential Capital LLC:
6.224%**, 6/9/2008	130,000	109,200
7.625%, 11/21/2008	665,000	518,700
7.782%**, 11/21/2008	1,035,000	812,475
Triad Acquisition Corp., Series B, 11.125%, 5/1/2013 (b)	235,000	193,875
Tropicana Entertainment LLC, 9.625%, 12/15/2014 (b)	1,795,000	1,247,525
U.S.I. Holdings Corp.:
144A, 8.744%**, 11/15/2014	205,000	183,475
144A, 9.75%, 5/15/2015	275,000	229,625
UCI Holdco, Inc., 144A, 12.694%**, 12/15/2013 (PIK)	453,447	442,111
Universal City Development Partners, 11.75%, 4/1/2010	1,695,000	1,754,325
Yankee Acquisition Corp.:
Series B, 8.5%, 2/15/2015	280,000	259,000
Series B, 9.75%, 2/15/2017 (b)	205,000	189,112
		31,832,666
Health Care 5.9%
Advanced Medical Optics, Inc., 7.5%, 5/1/2017	535,000	486,850
Bausch & Lomb, Inc., 144A, 9.875%, 11/1/2015	535,000	541,688
Boston Scientific Corp., 6.0%, 6/15/2011	330,000	320,100
Community Health Systems, Inc., 8.875%, 7/15/2015	2,610,000	2,636,100
HCA, Inc.:
9.125%, 11/15/2014	535,000	547,038
9.25%, 11/15/2016	1,230,000	1,273,050
9.625%, 11/15/2016 (PIK)	565,000	587,600
HEALTHSOUTH Corp., 10.75%, 6/15/2016	455,000	468,650
IASIS Healthcare LLC, 8.75%, 6/15/2014	280,000	271,600
Psychiatric Solutions, Inc., 7.75%, 7/15/2015	340,000	331,500
Sun Healthcare Group, Inc., 9.125%, 4/15/2015	340,000	340,850
Surgical Care Affiliates, Inc., 144A, 8.875%, 7/15/2015 (PIK)	410,000	375,150
The Cooper Companies, Inc., 7.125%, 2/15/2015	680,000	659,600
Universal Hospital Services, Inc., 144A, 8.5%, 6/1/2015 (PIK)	240,000	240,000
Vanguard Health Holding Co. I, LLC, Step-up Coupon, 0% to 10/1/2009, 11.25% to 10/1/2015	455,000	334,425
Vanguard Health Holding Co. II, LLC, 9.0%, 10/1/2014	1,065,000	1,009,087
		10,423,288
Industrials 14.5%
Actuant Corp., 144A, 6.875%, 6/15/2017	270,000	263,250
Aleris International, Inc., 9.0%, 12/15/2014 (PIK)	475,000	408,500
Allied Security Escrow Corp., 11.375%, 7/15/2011	590,000	560,500
American Color Graphics, Inc., 10.0%, 6/15/2010	655,000	379,900
American Color Graphics, Inc., Promissory Note due 3/15/2008 (f)	39,300	22,794
American Railcar Industries, Inc., 7.5%, 3/1/2014	385,000	365,750
ARAMARK Corp.:
8.411%**, 2/1/2015	475,000	460,750
8.5%, 2/1/2015 (b)	550,000	552,062
Baldor Electric Co., 8.625%, 2/15/2017	340,000	348,500
Belden, Inc., 7.0%, 3/15/2017	340,000	334,050
Bombardier, Inc.:
144A, 6.3%, 5/1/2014	365,000	357,700
144A, 6.75%, 5/1/2012	100,000	100,750
144A, 8.0%, 11/15/2014 (b)	220,000	227,700
Bristow Group, Inc., 144A, 7.5%, 9/15/2017	405,000	406,519
Browning-Ferris Industries, Inc., 7.4%, 9/15/2035	1,095,000	1,007,400
Building Materials Corp. of America, 7.75%, 8/1/2014	470,000	366,600
Cenveo Corp., 7.875%, 12/1/2013	860,000	765,400
Congoleum Corp., 8.625%, 8/1/2008*	715,000	611,325
DRS Technologies, Inc.:
6.625%, 2/1/2016	170,000	167,450
6.875%, 11/1/2013	970,000	957,875
7.625%, 2/1/2018	1,175,000	1,195,562
Education Management LLC, 8.75%, 6/1/2014	345,000	345,000
Esco Corp.:
144A, 8.625%, 12/15/2013	655,000	658,275
144A, 9.569%**, 12/15/2013	40,000	39,600
General Cable Corp.:
7.125%, 4/1/2017 (b)	350,000	344,750
7.606%**, 4/1/2015	530,000	511,450
Great Lakes Dredge & Dock Co., 7.75%, 12/15/2013 (b)	270,000	251,438
Harland Clarke Holdings Corp., 9.5%, 5/15/2015 (b)	340,000	292,400
Iron Mountain, Inc., 8.75%, 7/15/2018 (b)	260,000	271,700
K. Hovnanian Enterprises, Inc.:
6.25%, 1/15/2016	1,160,000	806,200
8.875%, 4/1/2012	1,270,000	736,600
Kansas City Southern de Mexico SA de CV:
144A, 7.375%, 6/1/2014	270,000	265,950
7.625%, 12/1/2013	905,000	907,262
9.375%, 5/1/2012	845,000	891,475
Kansas City Southern Railway Co.:
7.5%, 6/15/2009	250,000	251,250
9.5%, 10/1/2008	2,265,000	2,315,962
Mobile Services Group, Inc., 144A, 9.75%, 8/1/2014	635,000	577,850
Navios Maritime Holdings, Inc., 9.5%, 12/15/2014	530,000	544,575
Panolam Industries International, Inc., 10.75%, 10/1/2013	210,000	193,200
R.H. Donnelley Corp., 144A, 8.875%, 10/15/2017	1,275,000	1,201,687
Rainbow National Services LLC, 144A, 10.375%, 9/1/2014	81,000	87,480
RBS Global & Rexnord Corp., 9.5%, 8/1/2014	305,000	301,950
Saint Acquisition Corp., 144A, 12.5%, 5/15/2017 (b)	275,000	145,750
Ship Finance International Ltd., 8.5%, 12/15/2013	335,000	340,444
Tenneco, Inc., 144A, 8.125%, 11/15/2015	205,000	204,488
Titan International, Inc., 8.0%, 1/15/2012	1,145,000	1,145,000
TransDigm, Inc., 7.75%, 7/15/2014	205,000	207,050
U.S. Concrete, Inc., 8.375%, 4/1/2014 (b)	380,000	340,100
United Rentals North America, Inc.:
6.5%, 2/15/2012	205,000	195,263
7.0%, 2/15/2014	960,000	854,400
Xerox Capital Trust I, 8.0%, 2/1/2027	235,000	234,778
		25,323,664
Information Technology 4.0%
Alion Science & Technology Corp., 10.25%, 2/1/2015	275,000	247,844
First Data Corp., 144A, 9.875%, 9/24/2015	405,000	376,650
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	330,000	301,538
L-3 Communications Corp.:
5.875%, 1/15/2015	1,150,000	1,104,000
Series B, 6.375%, 10/15/2015	510,000	504,900
Lucent Technologies, Inc., 6.45%, 3/15/2029 (b)	1,470,000	1,183,350
MasTec, Inc., 7.625%, 2/1/2017	475,000	460,750
Sanmina-SCI Corp.:
8.125%, 3/1/2016	205,000	181,425
144A, 8.444%**, 6/15/2010	171,000	171,000
Seagate Technology HDD Holdings, 6.8%, 10/1/2016	655,000	645,175
SunGard Data Systems, Inc., 10.25%, 8/15/2015	890,000	916,700
Unisys Corp., 7.875%, 4/1/2008	715,000	713,212
Vangent, Inc., 9.625%, 2/15/2015	275,000	237,875
		7,044,419
Materials 14.7%
Appleton Papers, Inc., Series B, 8.125%, 6/15/2011 (b)	200,000	196,000
ARCO Chemical Co., 9.8%, 2/1/2020	3,020,000	2,989,800
Associated Materials, Inc., Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	665,000	432,250
Cascades, Inc., 7.25%, 2/15/2013	1,002,000	941,880
Chemtura Corp., 6.875%, 6/1/2016	590,000	542,800
Clondalkin Acquisition BV, 144A, 7.694%**, 12/15/2013	465,000	439,425
CPG International I, Inc.:
10.5%, 7/1/2013	990,000	950,400
12.13%**, 7/1/2012	220,000	214,500
Equistar Chemical Funding LP, 10.625%, 5/1/2011	457,000	477,565
Exopack Holding Corp., 11.25%, 2/1/2014	1,125,000	1,108,125
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/2017	540,000	583,200
GEO Specialty Chemicals, Inc., 144A, 13.728%**, 12/31/2009 (c)	1,821,000	1,365,750
Georgia-Pacific Corp., 144A, 7.125%, 1/15/2017	240,000	229,800
Gibraltar Industries, Inc., Series B, 8.0%, 12/1/2015	340,000	309,400
Hexcel Corp., 6.75%, 2/1/2015	1,410,000	1,381,800
Huntsman LLC, 11.625%, 10/15/2010	1,738,000	1,842,280
Innophos, Inc., 8.875%, 8/15/2014	150,000	149,250
Jefferson Smurfit Corp., 8.25%, 10/1/2012 (b)	505,000	499,950
Koppers Holdings, Inc., Step-up Coupon, 0% to 11/15/2009, 9.875% to 11/15/2014	930,000	790,500
Lyondell Chemical Co.:
6.875%, 6/15/2017 (b)	1,690,000	1,918,150
10.5%, 6/1/2013	220,000	235,400
Massey Energy Co.:
6.625%, 11/15/2010	110,000	106,975
6.875%, 12/15/2013	480,000	453,600
Metals USA Holdings Corp., 144A, 11.231%**, 7/1/2012 (PIK)	480,000	408,000
Millar Western Forest Products Ltd., 7.75%, 11/15/2013	170,000	126,225
Momentive Performance Materials, Inc., 144A, 9.75%, 12/1/2014	420,000	389,550
Mueller Water Products, Inc., 7.375%, 6/1/2017	205,000	181,937
Neenah Foundry Co., 9.5%, 1/1/2017	95,000	82,650
NewMarket Corp., 7.125%, 12/15/2016	810,000	801,900
OI European Group BV, 144A, 6.875%, 3/31/2017 EUR	400,000	548,607
Pliant Corp., 11.625%, 6/15/2009 (PIK)	3	3
Radnor Holdings Corp., 11.0%, 3/15/2010*	180,000	1,350
Rhodia SA, 144A, 7.482%**, 10/15/2013 EUR	410,000	580,316
Smurfit-Stone Container Enterprises, Inc.:
8.0%, 3/15/2017	690,000	662,400
8.375%, 7/1/2012	340,000	332,350
Steel Dynamics, Inc.:
144A, 6.75%, 4/1/2015	540,000	515,700
144A, 7.375%, 11/1/2012	125,000	124,063
Terra Capital, Inc., Series B, 7.0%, 2/1/2017	740,000	730,750
The Mosaic Co., 144A, 7.375%, 12/1/2014	615,000	648,825
TriMas Corp., 9.875%, 6/15/2012	725,000	714,125
Witco Corp., 6.875%, 2/1/2026	275,000	221,375
Wolverine Tube, Inc., 10.5%, 4/1/2009	600,000	570,000
		25,798,926
Telecommunication Services 9.9%
American Cellular Corp., Series B, 10.0%, 8/1/2011	82,000	85,895
BCM Ireland Preferred Equity Ltd., 144A, 11.58%**, 2/15/2017 (PIK) EUR	358,703	488,336
Cell C Property Ltd., 144A, 11.0%, 7/1/2015	1,345,000	1,149,975
Centennial Communications Corp.:
10.0%, 1/1/2013 (b)	810,000	842,400
10.125%, 6/15/2013	275,000	287,375
Cincinnati Bell, Inc.:
7.25%, 7/15/2013	715,000	715,000
8.375%, 1/15/2014	395,000	382,163
Cricket Communications, Inc., 144A, 9.375%, 11/1/2014	800,000	744,000
Dobson Cellular Systems, 9.875%, 11/1/2012	520,000	568,100
Embratel, Series B, 11.0%, 12/15/2008	150,000	157,125
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	175,000	174,125
Insight Midwest LP, 9.75%, 10/1/2009	192,000	192,000
Intelsat Bermuda Ltd.:
8.886%**, 1/15/2015	65,000	65,081
9.25%, 6/15/2016	200,000	203,750
11.25%, 6/15/2016	625,000	646,875
Intelsat Corp., 9.0%, 6/15/2016	240,000	243,600
Intelsat Ltd., 5.25%, 11/1/2008	630,000	623,700
Intelsat Subsidiary Holding Co., Ltd., 8.25%, 1/15/2013	705,000	712,050
iPCS, Inc., 7.036%**, 5/1/2013	170,000	158,100
MetroPCS Wireless, Inc., 9.25%, 11/1/2014	955,000	904,862
Millicom International Cellular SA, 10.0%, 12/1/2013	2,260,000	2,412,550
Nortel Networks Ltd.:
144A, 9.493%**, 7/15/2011	640,000	622,400
144A, 10.125%, 7/15/2013	130,000	133,575
Orascom Telecom Finance, 144A, 7.875%, 2/8/2014	245,000	225,400
Qwest Corp., 7.25%, 9/15/2025	120,000	115,200
Rural Cellular Corp., 9.875%, 2/1/2010	615,000	638,062
Stratos Global Corp., 9.875%, 2/15/2013	260,000	271,700
SunCom Wireless Holdings, Inc., 8.5%, 6/1/2013	750,000	781,875
US Unwired, Inc., Series B, 10.0%, 6/15/2012	775,000	827,922
Virgin Media Finance PLC:
8.75%, 4/15/2014 EUR	570,000	815,120
8.75%, 4/15/2014	810,000	805,950
West Corp., 9.5%, 10/15/2014	405,000	398,925
		17,393,191
Utilities 11.1%
AES Corp.:
144A, 8.0%, 10/15/2017	670,000	666,650
144A, 8.75%, 5/15/2013	2,168,000	2,254,720
Allegheny Energy Supply Co., LLC, 144A, 8.25%, 4/15/2012	2,715,000	2,911,837
CMS Energy Corp., 8.5%, 4/15/2011	1,985,000	2,136,916
Edison Mission Energy, 7.0%, 5/15/2017	610,000	584,075
Energy Future Holdings Corp., 144A, 10.875%, 11/1/2017	1,010,000	989,800
Mirant Americas Generation LLC, 8.3%, 5/1/2011	525,000	523,688
Mirant North America LLC, 7.375%, 12/31/2013	265,000	265,663
NRG Energy, Inc.:
7.25%, 2/1/2014	1,090,000	1,065,475
7.375%, 2/1/2016	2,305,000	2,258,900
PSE&G Energy Holdings LLC, 10.0%, 10/1/2009	2,115,000	2,233,222
Regency Energy Partners LP, 8.375%, 12/15/2013	461,000	481,745
Reliant Energy, Inc., 7.875%, 6/15/2017 (b)	675,000	653,906
Sierra Pacific Resources:
6.75%, 8/15/2017	810,000	786,515
8.625%, 3/15/2014	145,000	154,425
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	1,490,000	1,434,125
		19,401,662
Total Corporate Bonds (Cost $223,420,064)		211,382,552

Senior Loans** 7.9%
Advanced Medical Optics, Inc., Term Loan B, LIBOR plus 1.75%, 6.208, 4/2/2014	199,000	189,797
Aleris International, Inc., Term Loan B, LIBOR plus 2.375%, 6.833%, 12/14/2013	270,000	250,595
Algoma Steel, Inc., Term Loan, LIBOR plus 2.5%, 6.958%, 6/30/2013	160,000	149,600
Alliance Mortgage Cycle Loan, LIBOR plus 7.25%, 11.708%, 6/4/2010*	466,667	46,667
Bausch & Lomb, Inc., Term Loan B, LIBOR plus 3.25%, 7.708%, 4/11/2015	535,000	532,841
Buffets, Inc.:
Letter of Credit, 7.7%, 5/1/2013	103,007	88,672
Term Loan B, 7.74%, 1/13/2011	1,051,649	905,296
Dollar General Corp., Term Loan B1, LIBOR plus 2.75%, 7.208%, 7/6/2014	335,000	309,954
Energy Future Holdings Co.:
Term Loan B1, LIBOR plus 3.5%, 7.958%, 10/10/2014	3,110,000	3,049,759
Term Loan B3, LIBOR plus 3.5%, 7.958%, 10/10/2014	2,020,000	1,998,800
First Data Corp., Term Loan B1, LIBOR plus 2.75%, 7.208%, 9/17/2014	1,080,000	1,025,849
General Nutrition Centers, Inc., Term Loan B, LIBOR plus 2.25%, 6.708%, 9/16/2013	200,000	185,000
Golden Nuggett, 7.94%, 6/16/2014	390,000	362,700
HCA, Inc., Term Loan A1, 7.19%, 11/18/2012	1,108,306	1,052,641
IASIS Healthcare LLC, 10.315%, 6/15/2014	316,305	300,489
Local TV On Satellite LLC, Term Loan B, LIBOR plus 2.25%, 6.708%, 5/7/2013	199,500	187,530
Longview Power LLC:
Demand Draw, 7.063%, 4/1/2014	74,109	72,442
Letter of Credit, 7.5%, 4/1/2014	41,000	40,180
Term Loan B, 8.0%, 4/1/2014	113,000	109,681
Rail America, Inc., 7.81%, 10/2/2008	520,000	508,300
Riverdeep Bank, 12.402%, 12/15/2007	399,185	397,189
Sabre, Inc., Term Koan B, LIBOR plus 2.25%, 6.708%, 9/30/2014	330,415	304,394
Symbion, Inc.:
Term Loan A, 8.21%, 8/23/2013	160,000	155,600
Term Loan B, 8.21%, 8/23/2014	160,000	155,400
Telesat Canada, Inc.:
Term Loan B, 8.09%, 10/31/2014	930,472	912,733
Tribune Co., Term Loan B, 8.244%, 5/24/2014	678,300	591,478
Total Senior Loans (Cost $14,656,993)		13,883,587
	Units	Value ($)

Other Investments 0.8%
Hercules, Inc., (Bond Unit), 6.5%, 6/30/2029	775,000	658,750
IdleAire Technologies Corp. (Bond Unit), 144A, Step-up Coupon, 0% to 6/15/2008, 13.0% to 12/15/2012	1,205,000	686,850
Total Other Investments (Cost $1,447,505)		1,345,600
	Shares	Value ($)

Common Stocks 0.0%
GEO Specialty Chemicals, Inc.*	14,091	11,977
GEO Specialty Chemicals, Inc. 144A*	1,283	1,091
Total Common Stocks (Cost $154,244)		13,068

Warrants 0.0%
DeCrane Aircraft Holdings, Inc., 144A, Expiration Date 9/30/2008*	1,640	0
Dayton Superior Corp., 144A, Expiration Date 6/15/2009*	60	0
Total Warrants (Cost $1)		0

Convertible Preferred Stocks 0.0%
Consumer Discretionary
ION Media Networks, Inc.:
144A, 12.0%	2	12,100
Series AI, 144A, 12.0%	15,000	907
Total Convertible Preferred Stocks (Cost $38,785)		13,007

Securities Lending Collateral 8.2%
Daily Assets Fund Institutional, 5.09% (d) (e) (Cost $14,362,135)	14,362,135	14,362,135
Cash Equivalents 3.9%
Cash Management QP Trust, 4.88% (d) (Cost $6,882,074)	6,882,074	6,882,074
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $260,961,801)+	141.4	247,882,023
Other Assets and Liabilities, Net	(9.2)	(16,146,044)
Notes Payable	(32.2)	(56,500,000)
Net Assets	100.0	175,235,979
* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Alliance Mortgage Cycle Loan	11.708%	6/4/2010	USD	466,667	467,631	46,667
Congoleum Corp.	8.625%	8/1/2008	USD	715,000	600,300	611,325
Eaton Vance Corp., CDO II, Series C-X	13.68%	7/15/2012	USD	5,087,851	3,904,801	0
Grupo Iusacell SA de CV	10.0%	7/15/2004	USD	175,000	114,613	174,125
Radnor Holdings Corp.	11.0%	3/15/2010	USD	180,000	126,342	1,350
					5,213,687	833,467
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of November 30, 2007.
+ The cost for federal income tax purposes was $262,306,150. At November 30, 2007, net unrealized depreciation for all securities based on tax cost was $14,424.127 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,192,429 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,616,556.
(a) Principal amount is stated in US dollars unless otherwise noted.
(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2007 amounted to $13,814,562 which is 7.9% of net assets.
(c) Security has a deferred interest payment of $56,550 from April 1, 2006.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(f) Security issued in lieu of interest payment due 12/15/2007. which has been deferred until 3/15/2008. This security is deemed to be non-income producing.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CDO: Collateralized Debt Obligation

LIBOR: Represents the London InterBank Offered Rate.

PIK: Denotes that all or a portion of the income is paid in-kind.

At November 30, 2007, the Fund had unfunded loan commitments of $269,273, which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Depreciation ($)
Longview Power LLC, Term Delay Draw, 4/1/2014	55,875	55,611	(264)
Bausch & Lomb Inc, Term Delay Draw, 4/11/2015	134,663	134,521	(142)
Telesat Canada Inc, Term Delay Draw, 10/31/2008	78,735	78,011	(724)
Total	269,273	268,143	(1,130)

The accompanying notes are an integral part of the financial statements.

As of November 30, 2007, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Net Unrealized Appreciation (US$)
EUR	2,689,000	USD	3,997,790	1/3/2008	60,955
Currency Abbreviations
EUR Euro USD United States Dollar

At November 30, 2007, open credit default swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Received by the Fund	Underlying Debt Obligation	Unrealized Appreciation/ (Depreciation) ($)
10/5/2007 12/20/2008	200,000[1]	Fixed — 3.15%	Ford Motor Co., 6.5%, 8/1/2018	(926)
10/23/2007 12/20/2008	810,000[1]	Fixed — 3.40%	Ford Motor Co., 6.5%, 8/1/2018	(2,395)
10/23/2007 12/20/2009	299,000[1]	Fixed — 4.65%	Ford Motor Co., 6.5%, 8/1/2018	(2,910)
10/23/2007 12/20/2008	560,000[1]	Fixed — 3.00%	General Motors Corp., 7.125%, 7/15/2013	(3,815)
10/3/2007 12/20/2008	335,000[1]	Fixed — 3.20%	General Motors Corp., 7.125%, 7/15/2013	(1,001)
10/4/2007 12/20/2008	355,000[2]	Fixed — 2.60%	General Motors Corp., 7.125%, 7/15/2013	(3,643)
10/4/2007 12/20/2008	335,000[3]	Fixed — 3.10%	Ford Motor Co., 6.5%, 8/1/2018	(1,717)
11/21/2007 12/20/2008	370,000[4]	Fixed — 4.02%	Tenet Healthcare Corp. 7.375%, 2/1/2013	1,040
Total net unrealized depreciation				(15,367)
Counterparties: [1] Morgan Stanley Co., Inc. [2] Citigroup Global Markets, Inc. [3] Goldman Sachs & Co. [4] Merrill Lynch, Pierce, Fenner & Smith, Inc.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $239,717,592) — including $13,814,562 of securities loaned	$ 226,637,814
Investment in Cash Management QP Trust (cost $6,882,074)	6,882,074
Investment in Daily Assets Fund Institutional (cost $14,362,135)*	14,362,135
Total investments, at value (cost $260,961,801)	247,882,023
Foreign currency, at value (cost $711)	705
Receivable for investments sold	1,374,790
Interest receivable	5,196,859
Unrealized appreciation on credit default swap contracts	1,040
Unrealized appreciation on forward foreign currency exchange contracts	60,955
Foreign taxes recoverable	4,104
Other assets	32,162
Total assets	254,552,638
Liabilities
Cash overdraft	213,207
Payable for investments purchased	7,740,068
Notes payable	56,500,000
Interest on notes payable	171,562
Payable upon return of securities loaned	14,362,135
Accrued management fee	120,918
Unrealized depreciation on credit default swap contracts	16,407
Unrealized depreciation on unfunded loan commitments	1,130
Other accrued expenses and payables	191,232
Total liabilities	79,316,659
Net assets, at value	$ 175,235,979
Net Assets Consist of
Undistributed net investment income	159,483
Net unrealized appreciation (depreciation) on: Investments	(13,079,778)
Credit default swap contracts	(15,367)
Unfunded loan commitments	(1,130)
Foreign currency	63,298
Accumulated net realized gain (loss)	(92,700,709)
Paid-in capital	280,810,182
Net assets, at value	$ 175,235,979
Net Asset Value
Net Asset Value per share ($175,235,979 ÷ 32,291,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.43
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations as of November 30, 2007
Investment Income
Income: Interest (net of foreign taxes withheld of $3,789)	$ 21,665,032
Interest — Cash Management QP Trust	199,512
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	75,139
Dividends	671
Total Income	21,940,354
Expenses: Management fee	1,593,032
Services to shareholders	84,442
Custodian fee	18,163
Professional fees	107,764
Trustees' fees and expenses	20,794
Reports to shareholders	144,790
Interest expense	3,498,812
Stock exchange listing fee	57,558
Other	42,547
Total expenses before expense reductions	5,567,902
Expense reductions	(12,083)
Total expenses after expense reductions	5,555,819
Net investment income	16,384,535
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	537,474
Foreign currency	(544,803)
(7,329)
Change in net unrealized appreciation (depreciation) on: Investments	(14,929,217)
Credit default swap contracts	(15,367)
Unfunded loan commitments	(1,130)
Foreign currency	194,979
(14,750,735)
Net gain (loss)	(14,758,064)
Net increase (decrease) in net assets resulting from operations	$ 1,626,471

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended November 30, 2007
Cash Flows from Operating Activities:
Investment income received*	$ 21,899,881
Payment of operating expenses	(2,011,860)
Payment of interest expense	(4,513,659)
Proceeds from sales and maturities of investments	144,455,022
Net loss from foreign currency	(544,803)
Purchases of investments	(134,495,078)
Net purchases, sales and maturities of short-term investments	(3,452,099)
Cash provided (used) by operating activities	$ 21,337,404
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ (5,500,000)
Reimbursement by Advisor	175,116
Distributions paid (net of reinvestment of distributions)	(16,245,634)
Cash provided (used) by financing activities	(21,570,518)
Increase (decrease) in cash	(233,114)
Cash (overdraft) at beginning of period**	20,612
Cash (overdraft) at end of period**	$ (212,502)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 1,626,471
Net increase (decrease) in cost of investments	1,082,500
Net (increase) decrease in unrealized appreciation on investments	14,929,217
(Increase) decrease in interest receivable	358,409
(Increase) decrease in other assets	7,902
(Increase) decrease in receivable for investments sold	501,892
Increase (decrease) in payable for investments purchased	3,992,098
(Increase) decrease in depreciation on credit default swap contracts	15,367
(Increase) decrease in unfunded loan commitments	1,130
Increase (decrease) in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(196,924)
Increase (decrease) in other accrued expenses and payables	45,147
Increase (decrease) in interest on notes payable	(1,025,805)
Cash provided (used) by operating activities	$ 21,337,404
Non-Cash Financing Activities:
Reinvestment of distributions	$ 778,578
* Non-cash activity from discount accretion and premium amortization in the net amount of $394,778 has been excluded from the Statement of Cash Flows.
** Includes foreign currency

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income	$ 16,384,535	$ 17,241,534
Net realized gain (loss)	(7,329)	(1,919,105)
Change in net unrealized appreciation (depreciation)	(14,750,735)	5,977,460
Net increase (decrease) in net assets resulting from operations	1,626,471	21,299,889
Distributions to shareholders from: Net investment income	(17,024,212)	(19,482,221)
Tax return of capital	—	(441,961)
Fund share and paid-in capital transactions: Reinvestment of distributions	778,578	1,506,490
Reimbursement by Advisor	175,116	—
Net increase (decrease) in net assets from Fund share and paid-in capital transactions	953,694	1,506,490
Increase (decrease) in net assets	(14,444,047)	2,882,197
Net assets at beginning of period	189,680,026	186,797,829
Net assets at end of period (including undistributed net investment income of $159,483 and $111,653, respectively)	$ 175,235,979	$ 189,680,026
Other Information
Shares outstanding at beginning of period	32,160,492	31,931,465
Shares issued to shareholders in reinvestment of dividends	131,106	229,027
Shares outstanding at end of period	32,291,598	32,160,492

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended November 30,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 5.90	$ 5.85	$ 6.15	$ 5.81	$ 4.91
Income (loss) from investment operations: Net investment income[a]	.51	.54	.60	.66	.65
Net realized and unrealized gain (loss)	(.46)	.13	(.24)	.32	.89
Total from investment operations	.05	.67	.36	.98	1.54
Less distributions from: Net investment income	(.53)	(.61)	(.66)	(.64)	(.64)
Tax return of capital	—	(.01)	—	—	—
Total distributions	(.53)	(.62)	(.66)	(.64)	(.64)
Reimbursement by Advisor	.01	—	—	—	—
Net asset value, end of period	$ 5.43	$ 5.90	$ 5.85	$ 6.15	$ 5.81
Market value, end of period	$ 4.91	$ 6.12	$ 7.67	$ 7.39	$ 7.17
Total Return
Based on net asset value (%)[b]	.93[d,e]	10.83[d]	4.60	16.53	31.43
Based on market value (%)[b]	(12.02)	(12.32)	14.14	13.47	47.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	175	190	187	195	183
Ratio of expenses before fee reductions (including interest expense) (%)	2.97	2.76	2.25	1.71	1.72
Ratio of expenses after fee reductions (including interest expense) (%)	2.97	2.75	2.25	1.71	1.72
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.10	1.02	1.13	1.07	1.07
Ratio of net investment income (%)	8.75	9.26	9.95	11.08	12.16
Portfolio turnover rate (%)	57	87	102	135	154
Total debt outstanding at end of period ($ thousands)	56,500	62,000	60,750	65,000	65,000
Asset coverage per $1,000 of debt[c]	4,102	4,059	4,075	3,994	3,808
[a] Based on average shares outstanding during the period.
[b] Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[c] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
[d] Total return would have been lower had certain fees not been reduced.
[e] Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund (see Note H). Excluding this non-recurring reimbursement, total return would have been 0.10% lower.

Notes to Financial Statements

A. Significant Accounting Policies

DWS High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to an Exemptive Order issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, to add leverage to the portfolio, or to hedge the risk of default on portfolio securities. As a seller in the credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a third party, such as a US or foreign corporate issuer, on the debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of default on debt securities, in which case the Fund would function as the counterparty referenced above. This would involve the risk that the contract may expire worthless. It would also involve credit risk — that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. When the Fund sells a credit default swap contract it will "cover" its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the underlying debt obligations for all outstanding credit default swap contracts sold by the Fund.

Credit default swap contracts are marked to market daily based upon quotations from the counterparty and the change in value, if any, is recorded daily as unrealized gain or loss. An upfront payment made by the Fund is recorded as an asset on the Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability on the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes payments semi-annually based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss on the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

When Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Senior Loans. Senior Loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These loans are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2007, the Fund had a net tax basis capital loss carryforward of approximately $91,171,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008 ($9,086,000), November 30, 2009 ($20,780,000), November 30, 2010 ($39,455,000), November 30, 2011 ($16,502,000), November 30, 2013 ($515,000), November 30, 2014 ($3,516,000) and November 30, 2015 ($1,317,000), the respective expiration dates, whichever occurs first. During the year ended November 30, 2007, the Fund lost, through expiration, $330,000 of prior year capital loss carryforward.

In addition, from November 1, 2007 through November 30, 2007, the Fund incurred approximately $185,720 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2008.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ 92,176
Capital loss carryforwards	$ (91,171,000)
Net unrealized depreciation on investments	$ (14,424,127)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distributions from ordinary income*	$ 17,024,212	$ 19,482,221
Return of capital distributions	$ —	$ 441,961
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency position and cash overdraft position at the Fund's custodian bank at November 30, 2007. Non-cash activity from discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $138,486,279 and $143,953,130, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The Fund pays a monthly management fee based on the Fund's average weekly net assets, computed and accrued daily and payable monthly at the following rates.

First $250 million of the Fund's average weekly net assets	.85%
Over $250 million of such assets	.75%

Accordingly, for the year ended November 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company (``DWS-SISC''), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $68,250, of which $14,363 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,046, of which $13,806 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High Yield Securities

Investing in high yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions of income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

F. Fee Reductions

For the year ended November 30, 2007, the Advisor agreed to reimburse the Fund $3,336 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the Fund's custodian fees were reduced by $2,183 and $6,564, respectively, for custody and transfer agent credits earned.

G. Borrowings

The notes payable represents a secured loan of $56,500,000 from Barton Capital LLC at November 30, 2007. The note bears interest at the commercial paper rate plus dealer fees (4.75% at November 30, 2007), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $90,000,000 and which is renewable annually until June 24, 2010.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the year ended November 30, 2007 was $61,038,356 with a weighted average interest rate of 5.40%.

H. Payments Made by Affiliates

During the year ended November 30, 2007, the Advisor fully reimbursed the Fund $175,116 for a fee previously charged to the Fund. This reimbursement was treated as a capital contribution and is reported as "Reimbursement by Advisor" on the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS High Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS High Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2007, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income Trust at November 30, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 28, 2008

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Other Information

Certifications

The fund's chief executive officer has certified to the New York Stock Exchange that, as of May 31, 2007, he was not aware of any violation by the fund of applicable NYSE corporate governance listing standards. The fund's reports to the Securities and Exchange Commission on Forms N-CSR and N-Q contain certifications by the fund's chief executive officer and chief financial officer that relate to the fund's disclosure in such reports and that are required by rule 30a-2 under the 1940 Act.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment Plan (the ``Plan'') that is available to you as a shareholder of DWS High Income Trust (the ``Fund''). If you wish to participate and your shares are held in your own name, simply contact DWS Scudder Investments Service Company, whose address and phone number are provided in Paragraph E, for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed Computershare Inc.* ("Computershare") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate (the ``Transfer Agent'') will establish a Dividend Investment Account (the ``Account'') for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the ``Shares'') of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of the Transfer Agent, but credited to the participant's Account. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called ``Distributions.''

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the ``Record Date''), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the ``Purchase''). Computershare will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date (``Payment Date'' as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that Computershare is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to Computershare, Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' accounts.

D. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Transfer Agent a check or money order, payable to the Transfer Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) The Transfer Agent will inform Computershare of the total funds available for the purchase of Shares and Computershare will use the funds to purchase, in the open market, additional Shares for the participant's Account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than 30 days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions.

E. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan, or if you would like a copy of the Plan, to:

DWS Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri 64121-9066
(800) 294-4366

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by Computershare in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after the Transfer Agent has received or Computershare has purchased Shares. The Transfer Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom Computershare acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to Computershare's open market purchases in connection with the reinvestment of Distributions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as Computershare will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by the Transfer Agent or Computershare to shareholders who participate in the Plan other than service charges specified in Paragraphs D and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

The Transfer Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Transfer Agent receives notice of the termination of such participant's account under the Plan in accordance with the terms hereof. The Plan may be terminated by the Fund.

M. Withdrawal from Plan

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. If the proceeds are $100,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, the Transfer Agent will notify Computershare to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually for personal records and to assist in preparation of their Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board noted the favorable performance of the Fund. The Board considered whether investment results were consistent with the Fund's investment objectives and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance over time was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratio, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board showed that the Fund's management fee rate was at the 88th percentile of the peer group, and that the total expense ratio was at the 53rd percentile of the peer universe. The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. Based upon questions from the Independent Trustees, the Advisor produced additional comparative information on the Fund's expense ratio excluding interest expenses on the Fund's borrowings. Based upon that data, the Board observed that the Fund's expense ratio excluding interest expenses was at the 23rd percentile of the peer universe. The Board also considered the Fund's management fee rates as compared to fees charged by the Advisor and certain of its affiliates for comparable funds and considered differences in fund and fee structures among the DWS Funds.

The Board noted that, although the Fund's management fee rate was above the median of the peer group, such rate was applied to net assets while many funds in the peer group apply the contractual rate to managed assets (including any leverage). On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included one breakpoint, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years
Axel Schwarzer[6] (1958) Board Member since 2007	Managing Director[3], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.
6 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts.

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 222 South Riverside Plaza Chicago, IL 60606
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KHI
CUSIP Number	23337C 109
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

ITEM 2.	CODE OF ETHICS

As of the end of the period, November 30, 2007, DWS High Income Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Fund’s Board of Directors/Trustees has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. William McClayton, Mr. Donald Dunaway and Mr. Robert Hoffman. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS HIGH INCOME TRUST

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended November 30	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$49,261	$0	$6,717	$0
2006	$46,499	$0	$6,341	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$250,000	$486,614	$0
2006	$80,000	$316,254	$0

The “Audit-Related Fees” were billed for services in connection with agreed upon procedures related to fund mergers and the above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$6,717	$486,614	$1,215,526	$1,708,857
2006	$6,341	$316,254	$948,620	$1,271,215

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DeIM and other related entities that provide support for the operations of the fund.

***

In connection with the audit of the 2006 and 2007 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y recently advised the Fund’s Audit Committee that certain arrangements between the Ernst & Young member firm in Germany (“E&Y Germany”) and Deutsche Bank AG (“DB”) had been determined to be inconsistent with the SEC auditor independence rules. DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. In 2006 and 2007, DB provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to E&Y Germany. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audits of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangements and has terminated the guarantee on the lease deposits.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Robert B. Hoffman, and Donald L. Dunaway.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•             Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•             Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•             Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•             Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a team of investment professionals who collaborate to develop and implement the fund’s investment strategy. The portfolio manager on the team has authority over all aspects of the fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individual handles the day-to-day management of the fund.

Gary Sullivan, CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

•	Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.
•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary – Base salary generally represents a smaller percentage of portfolio managers’ total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation – Generally,discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager’s seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee’s individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager’s discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the “Equity Plan”). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

•

The quantitative analysis of a portfolio manager’s individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

•

The qualitative analysis of a portfolio manager’s individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to Compliance Policies and Procedures, Risk Management procedures, the firm’s Code of Ethics and “living the values” of the Advisor are also factors.

The quantitative analysis of a portfolio manager’s performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Sullivan	$10,001 - $50,000	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	10	$7,055,152,412	None	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts

Gary Sullivan	None	-	None	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Sullivan	None	-	None	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	n/a	n/a	n/a	n/a
January 1 through January 31	n/a	n/a	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a
April 1 through April 30	n/a	n/a	n/a	n/a
May 1 through May 31	n/a	n/a	n/a	n/a
June 1 through June 30	n/a	n/a	n/a	n/a
July 1 through July 31	n/a	n/a	n/a	n/a
August 1 through August 31	n/a	n/a	n/a	n/a
September 1 through September 30	n/a	n/a	n/a	n/a
October 1 through October 31	n/a	n/a	n/a	n/a
November 1 through November 30	n/a	n/a	n/a	n/a

Total	n/a	n/a	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS High Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 1, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 1, 2008